EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE

AND PRINCIPAL FINANCIAL OFFICER

 PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Enlightened Gourmet, Inc. (the “Company”) on Form 10-KSB for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alexander L. Bozzi, III, President of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d ) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 7, 2008	By:	/S/ALEXANDER L. BOZZI, III
Alexander L. Bozzi, III Principal Executive Officer and Principal Financial Officer